Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 UNITED STATES CODE SECTION 1350

In connection with the Quarterly Report of Griffin Land & Nurseries, Inc. (the “Company”) on Form 10-Q for the quarter ended August 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Frederick M. Danziger, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Periodic Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FREDERICK M. DANZIGER
Frederick M. Danziger
President and Chief Executive Officer
October 6, 2010